UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 2, 2006

COMSYS IT PARTNERS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13956	56-1930691
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
4400 Post Oak Parkway, Suite 1800
Houston, Texas 77027
(Address of Principal Executive Offices)
(713) 386-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURE
EXHIBIT INDEX
EX-99.1

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     We issued a press release dated November 2, 2006 announcing that our Board of Directors elected Robert Z. Hensley to serve as a director and Chairman of its Audit Committee.
     A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this report.
(d) Exhibits.

Number	Exhibit

99.1*	Press Release dated November 2, 2006 announcing the election of Robert Z. Hensley to the Board of Directors.

*	Filed herewith.
[SIGNATURE PAGE TO FOLLOW]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.

Date: November 3, 2006	By:	/s/ JOSEPH C. TUSA, JR.
	Name:	Joseph C. Tusa, Jr.
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1*	Press Release dated November 2, 2006 announcing the election of Robert Z. Hensley to the Board of Directors.

*	Filed herewith.